UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 571 12 02

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of CEO Employment Agreement

On December 16, 2019, Playa Resorts Management, LLC (“Playa Resorts”), a subsidiary of Playa Hotels & Resorts N.V. (the “Company”), entered into an Amendment to Executive Employment Agreement with the Company’s Chief Executive Officer, Bruce D. Wardinski (the “CEO Amendment”). The CEO Amendment amends the Executive Employment Agreement, dated as of December 28, 2018, by and between Playa Resorts and Mr. Wardinski (the “CEO Employment Agreement”), to eliminate (i) any Severance Payment payable to Mr. Wardinski and (ii) the Restricted Period applicable to Mr. Wardinski, in each case, if Mr. Wardinski terminates his employment without Good Reason within sixty days following a Change in Control or Partial Change in Control (as each of those terms is defined in the CEO Employment Agreement). There were no other changes to the terms of the CEO Employment Agreement. The summary of the CEO Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the CEO Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Chief Operating Officer

On December 16, 2019, the Company and the Company’s Chief Operating Officer, Alexander Stadlin, agreed that as of December 31, 2020, Mr. Stadlin would transition from his current role as Chief Operating Officer to a new role as advisor to the Chief Executive Officer. Accordingly, Playa Management USA, LLC, a subsidiary of the Company (“Playa Management”), entered into a Second Amendment to Executive Employment Agreement with Mr. Stadlin (the “COO Amendment”) to amend his employment agreement to change the end date to December 31, 2020. There were no other changes to the terms of the employment agreement. The summary of the COO Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the COO Amendment, a copy of which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Executive Employment Agreement, dated as of December 16, 2019, by and between Playa Resorts Management, LLC and Bruce D. Wardinski

10.2	Second Amendment to Executive Employment Agreement, dated as of December 16, 2019, by and between Playa Management USA, LLC and Alexander Stadlin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: December 17, 2019	By:	/s/ Ryan Hymel
Ryan Hymel
Chief Financial Officer